                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 30, 2007
                                                   -----------------------------

                Banc of America Funding 2007-1 Trust
- ------------------------------------------------------------------------------
             (Exact Name of Issuing Entity as Specified in Charter)


                 Banc of America Funding Corporation
 -------------------------------------------------------------------------------
                (Exact Name of Depositor as Specified in Charter)

                      Bank of America, National Association
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                (Exact Name of Sponsor as Specified in Charter)

                New York                  333-130536-15              56-139-0085
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(State or Other Jurisdiction of      (Commission File Number    (I.R.S. Employer
Incorporation of Issuing Entity)     of Issuing Entity)    Identification No. of
                                                                      Depositor)

214 North Tryon Street, Charlotte, North Carolina                     28255
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(Address of Principal Executive Offices)                              (Zip Code)


Depositor's telephone number, including area code       (704) 386-2400
                                                 -------------------------------


                                    N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
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[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated January 30, 2007 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A. ("Wells Fargo"), as master servicer and as securities administrator, and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement governs the Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-1 (the "Certificates"), issued on January 30, 2007, including the (i) Class 1-A-R, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15,
Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-26,
Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 30-IO, Class 30-PO, Class T-A-1A, Class T-A-1B, Class T-A-2, Class T-A-3A, Class T-A-3B, Class T-A-4, Class T-A-5, Class T-A-6, Class T-A-7, Class T-A-8, Class T-A-9, Class T-A-10, Class T-A-11, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class T-M-1, Class T-M-2, Class T-M-3, Class T-M-4 and Class T-M-5 Certificates (the "Public Certificates"), having an aggregate initial class balance of $833,104,601 and
(ii) the Class 1-B-4, Class 1-B-5, Class 1-B-6, Class T-B-1, Class CE and Class P Certificates (the "Private Certificates"), having an aggregate initial class balance of $6,511,771.

     The Public Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated January 29, 2007 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     On January 30, 2007, the Private Certificates were sold to BAS in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of these certificates were applied to purchase the mortgage loans from the sponsor.

     The mortgage loans underlying the Certificates (i) were originated by Bank of America, National Association ("BANA") or were acquired by BANA from another originator pursuant to an underlying sale agreement and are serviced by BANA pursuant to the servicing agreement, dated January 30, 2007, between the Company and BANA, a copy of which is attached as Exhibit 10.1, (ii) were acquired by BANA from Wells Fargo and are serviced by Wells Fargo pursuant to the second amended and restated master seller's warranties and servicing agreement and second amended and restated master mortgage loan purchase agreement, each dated as of May 1, 2006, by and between BANA and Wells Fargo, copies of which are attached as Exhibit 10.2, (iii) were acquired by BANA from various originators pursuant to various underlying sale agreements and are serviced by Wells Fargo pursuant to the servicing agreement, dated as of July 1, 2006, by and between BANA and Wells Fargo, a copy of which is attached as Exhibit 10.3, or (iv) were acquired by BANA from various originators, none of which originated 20% or more aggregate unpaid principal balance of any loan group as of the cut-off date, and are serviced by such originators pursuant to various underlying sale and servicing agreements.

     The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated January
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30, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA.
A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

     Wells Fargo, as securities administrator, on behalf of the Banc of America Funding 2007-1 Trust, entered into an interest rate cap agreement (the "Interest Rate Cap Agreement") with BANA, as cap provider, for the benefit of the holders of the Class 1-A-1 Certificates. A draft copy of the Interest Rate Cap Agreement is attached as Exhibit 10.4, and a final execution copy of the Interest Rate Cap Agreement will be filed as a Form 8K/A when available.

     Wells Fargo, as supplemental interest trust trustee, on behalf of the Banc of America Funding 2007-1 Supplemental Interest Trust, entered into three interest rate swap agreements (the "Interest Rate Swap Agreements") with The Bank of New York, as swap provider, for the benefit of the holders of certain classes of Offered Certificates. Draft copies of the Interest Rate Swap Agreements are attached as Exhibit 10.5, and final execution copies of the Interest Rate Swap Agreements will be filed as a Form 8K/A when available.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

     1.1 Underwriting Agreement, dated January 29, 2007, between Banc of America Funding Corporation and Banc of America Securities LLC (including exhibits).

     4.1 Pooling and Servicing Agreement, dated January 30, 2007, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A. and U.S. Bank National Association (including exhibits).

     4.2  Mortgage Loan Purchase Agreement, dated January 30, 2007, between Banc
          of  America  Funding   Corporation  and  Bank  of  America,   National
          Association (including exhibits).

     10.1 Servicing  Agreement,  dated January 30, 2007, between Banc of America
          Funding  Corporation  and  Bank  of  America,   National   Association
          (including exhibits).

     10.2 (A) Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

          (B)  Second  Amended  and  Restated   Master  Mortgage  Loan  Purchase
          Agreement, dated as of May 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

          (C) Assignment, Assumption and Recognition Agreement, dated January 30, 2007, among Bank of America, National
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          Association,  Banc of America Funding Corporation,  U.S. Bank National
          Association and Wells Fargo Bank, N.A.

     10.3 (A) Servicing Agreement, dated as of July 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A.

          (B) Assignment, Assumption and Recognition Agreement, dated January 30, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Wells Fargo Bank, N.A.

     10.4 Draft of the Interest Rate Cap Agreement, dated as of January 30, 2007, between Wells Fargo Bank, N.A. and Bank of America, National Association.

     10.5 Drafts of the Interest Rate Swap Agreements, dated as of January 31, 2007, between Wells Fargo Bank, N.A. and The Bank of New York.



                            Signature page to follow
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             BANC OF AMERICA FUNDING CORPORATION

                                             By:/s/ Scott Evans
                                                ----------------------------

                                             Name: Scott Evans

                                             Title:   Senior Vice President



Date:  January 30, 2007

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX

Exhibit No.         Exhibit Description                                                          Paper (P) or
                                                                                                Electronic (E)
           1.1                      Underwriting Agreement, dated January 29, 2007, between              E
                                    Banc of America Funding Corporation and Banc of America
                                    Securities LLC (including exhibits).
           4.1                      Pooling and Servicing Agreement, dated January 30, 2007,             E
                                    by and among Banc of America Funding Corporation, Wells
                                    Fargo Bank, N.A. and U.S. Bank National Association
                                    (including exhibits).
           4.2                      Mortgage Loan Purchase Agreement, dated January 30, 2007,            E
                                    between Banc of America Funding Corporation and Bank of
                                    America, National Association (including exhibits).
           10.1                     Servicing Agreement, dated January 30, 2007, between Banc            E
                                    of America Funding Corporation and Bank of America,
                                    National Association (including exhibits).
           10.2(A)                  Second Amended and Restated Master Seller's Warranties               E
                                    and Servicing Agreement, dated as of May 1, 2006, by and
                                    between Bank of America, National Association and Wells
                                    Fargo Bank, N.A.
           10.2(B)                  Second Amended and Restated Master Mortgage Loan Purchase            E
                                    Agreement, dated as of May 1, 2006, by and between Bank
                                    of America, National Association and Wells Fargo Bank,
                                    N.A.
           10.2(C)                  Assignment, Assumption and Recognition Agreement, dated              E
                                    January 30, 2007, among Bank of America, National
                                    Association, Banc of America Funding Corporation, U.S.
                                    Bank National Association and Wells Fargo Bank, N.A.
           10.3(A)                  Servicing Agreement, dated as of July 1, 2006, by and                E
                                    between Bank of America, National Association and Wells
                                    Fargo Bank, N.A.
           10.3(B)                  Assignment, Assumption and Recognition Agreement, dated              E
                                    January 30, 2007, among Bank of America, National
                                    Association, Banc of America Funding Corporation, U.S.
                                    Bank National Association and Wells Fargo Bank, N.A.
           10.4                     Draft of the Interest Rate Cap Agreement, dated as of                E
                                    January 30, 2007, between Wells Fargo Bank, N.A. and Bank
                                    of America, National Association.
           10.5                     Drafts of the Interest Rate Swap Agreements, dated as of             E
                                    January 31, 2007, between Wells Fargo Bank, N.A. and The
                                    Bank of New York.